NEITHERTHISSECURITYNORTHESECURITIESINTOWHICHTHISSECURITYISCONVERTIBLEHAVEBEENREGISTEREDWITHTHESECURITIESANDEXCHANGECOMMISSIONORTHESECURITIESCOMMISSIONOFANYSTATEINRELIANCEUPONANEXEMPTIONFROMREGISTRATIONUNDERTHESECURITIESACTOF1933,ASAMENDED(THE“SECURITIESACT”),AND,ACCORDINGLY,MAYNOTBEOFFEREDORSOLDEXCEPTPURSUANTTOANEFFECTIVEREGISTRATIONSTATEMENTUNDERTHE SECURITIESACTOR PURSUANTTOANAVAILABLEEXEMPTIONFROM,ORINATRANSACTIONNOTSUBJECTTO, THE REGISTRATION REQUIREMENTS OF THE SECURITIESACT AND INACCORDANCEWITHAPPLICABLESTATESECURITIESLAWSASEVIDENCEDBYALEGALOPINIONOFCOUNSELTOTHETRANSFERORTOSUCHEFFECT,THESUBSTANCEOFWHICHSHALLBEREASONABLYACCEPTABLETOTHECOMPANY.THISSECURITYANDTHESECURITIES ISSUABLEUPON CONVERSIONOF THISSECURITYMAYBE PLEDGEDINCONNECTIONWITHABONAFIDEMARGINACCOUNTOROTHERLOANSECUREDBYSUCHSECURITIES.

OriginalIssueDate:June30,2017

$147,000

8%CONVERTIBLENOTE

THIS8%CONVERTIBLENOTEisoneofaseriesofdulyauthorizedandvalidlyissued8%ConvertibleNotesissuedata8%originalissuediscountbyMaxSoundCorporation.,aDelawarecorporation(the“Company”)(thisnote,the“Note”and,collectivelywiththeothernotesofsuchseries,the“Notes”).ThisNotereplacesthe“BackEnd”NoteissuedonJanuary7,2017,dueJanuary15,2018,assignedfromEagleEquities,LLC,whichnotewasissuedinexchangeforthecollateralizedsecondpromissorynoteofJanuary5,2017ofEagleEquitiesinfavoroftheCompanywhichtheHolderhaspaidoffinfull.

FORVALUERECEIVED,theCompanypromisestopaytoBellridgeCapital,LPitsregisteredassigns(the “Holder”),orshall havepaid pursuanttotheterms hereunder,theprincipalsumof$147,000(“OriginalPrincipalAmount”) onJanuary 5,2018(the “MaturityDate”)or suchearlier dateasthis Noteisrequiredorpermittedtoberepaidasprovidedhereunder,andtopayinteresttotheHolderontheaggregateunconvertedandthenoutstandingprincipalamountofthisNoteinaccordancewiththeprovisionshereof.ThisNoteissubjecttothefollowingadditionalprovisions:

Section1. Definitions.Forthepurposeshereof,(a)capitalizedtermsnototherwisedefinedhereinshallhavethemeaningssetforthinthePurchaseAgreementand(b)thefollowingtermsshallhavethefollowingmeanings:

“AlternateConsideration”shallhavethemeaningsetforthinSection5(e).

“BankruptcyEvent”meansanyofthefollowingevents:(a)theCompanyoranySignificantSubsidiary(assuchtermisdefinedinRule1-02(w)ofRegulationS-X)thereofcommencesacaseorother proceeding under any bankruptcy,reorganization,arrangement,adjustment of debt, relief ofdebtors,dissolution,insolvencyorliquidationorsimilarlawofanyjurisdictionrelatingtotheCompanyoranySignificantSubsidiarythereof,(b)thereiscommencedagainsttheCompanyoranySignificantSubsidiarythereofanysuchcaseorproceedingthatisnotdismissedwithin60daysaftercommencement,

(c)theCompanyoranySignificantSubsidiarythereofisadjudicatedinsolventorbankruptoranyorderofrelieforotherorderapprovinganysuchcaseorproceedingisentered,(d)theCompanyoranySignificant Subsidiarythereofsuffersanyappointmentofanycustodianorthelike foritoranysubstantialpartofitspropertythatisnotdischargedorstayedwithin60calendardaysaftersuchappointment,(e)theCompanyoranySignificantSubsidiarythereofmakesageneralassignmentforthebenefitofcreditors,or(f)theCompanyoranySignificantSubsidiarythereof,byanyactorfailuretoact,expresslyindicatesitsconsentto,

.

“BaseConversionPrice”shallhavethemeaningsetforthinSection5(b).“BeneficialOwnershipLimitation”shallhavethemeaningsetforthinSection4(d).

“BusinessDay”meansanydayexceptanySaturday,anySunday,anydaywhichisafederallegalholidayintheUnitedStatesoranydayonwhichbankinginstitutionsintheStateofNewYorkareauthorizedorrequiredbylaworothergovernmentalactiontoclose.

“Buy-In”shallhavethemeaningsetforthinSection4(c)(v).

“ChangeofControlTransaction”meanstheoccurrenceafterthedatehereofofanyof(a)anacquisitionafterthedatehereofbyanindividualorlegalentityor“group”(asdescribedinRule13d-5(b)(1)promulgatedundertheExchangeAct)ofeffectivecontrol(whetherthroughlegalorbeneficialownershipofcapitalstockoftheCompany,bycontractorotherwise)ofinexcessof50%ofthevotingsecuritiesoftheCompany(otherthanbymeansofconversion,exerciseorexchangeoftheNotesortheSecuritiesissuedtogetherwiththeNotes),(b)theCompanymergesintoorconsolidateswithanyotherPerson,oranyPersonmergesintoorconsolidateswiththeCompanyand,aftergivingeffecttosuchtransaction,theshareholdersoftheCompanyimmediatelypriortosuchtransactionownlessthan50%oftheaggregatevotingpowerofthe Companyorthesuccessor entityofsuchtransaction,(c) theCompanysellsortransfersallorsubstantiallyallofitsassetstoanotherPersonandtheshareholdersoftheCompanyimmediatelypriortosuchtransactionownlessthan50%oftheaggregatevotingpoweroftheacquiringentityimmediatelyafterthetransaction,(d)areplacementatonetimeorwithinathreeyearperiodofmorethanone-halfofthemembersoftheBoardofDirectorsoftheCompany(the“BoardofDirectors”)whichisnotapprovedbyamajorityofthoseindividualswhoaremembersoftheBoardofDirectorsontheOriginalIssueDate(orbythoseindividualswhoareservingasmembersoftheBoardofDirectorsonanydatewhosenominationtotheBoardofDirectorswasapprovedbyamajorityofthemembersoftheBoardofDirectorswhoaremembersonthedatehereof),or(e)theexecutionbytheCompanyof anagreementtowhichtheCompanyisapartyorbywhichitis bound,providingfor anyoftheeventssetforthinclauses(a)through(d)above.

“Conversion”shallhavethemeaningascribedtosuchterminSection4.“ConversionDate”shallhavethemeaningsetforthinSection4(a).“ConversionPrice”shallhavethemeaningsetforthinSection4(b).

hereto.

“ConversionSchedule”meanstheConversionScheduleintheformofSchedule1attached

“ConversionShares”means,collectively,thesharesofCommonStockissuableuponconversionofthisNoteinaccordancewiththetermshereof.

“DefaultInterestRate”shallhavethemeaningsetforthinSection2(a).“DilutiveIssuance”shallhavethemeaningsetforthinSection5(b).“DilutiveIssuanceNotice”shallhavethemeaningsetforthinSection5(b).

“DWAC”meanstheDepositorWithdrawalatCustodiansystematTheDepositoryTrustCompany.

“EventofDefault”shallhavethemeaningsetforthinSection7(a).“FundamentalTransaction”shallhavethemeaningsetforthinSection5(e).

“MandatoryDefaultAmount”meansthesumof(a)150%oftheoutstandingprincipalamountofthisNote,plus150%ofaccruedandunpaidinteresthereon,and(b)allotheramounts,costs,expensesandliquidateddamagesdueinrespectofthisNote.

“NewYorkCourts”shallhavethemeaningsetforthinSection8(e).“NoteRegister”shallmeanthenoteregistermaintainedbytheCompany.“NoticeofConversion”shallhavethemeaningsetforthinSection4(a).

“OptionValue”meansthevalueofaCommonStockEquivalentbasedontheBlackScholesOptionPricingmodelobtainedfromthe"OV"functiononBloombergdeterminedasof(A)theTradingDaypriortothe public announcementoftheissuanceoftheapplicable CommonStock Equivalent,if theissuanceofsuchCommonStockEquivalentispubliclyannouncedor(B)theTradingDayimmediatelyfollowingtheissuanceoftheapplicableCommonStockEquivalentiftheissuanceofsuchCommonStockEquivalentisnotpubliclyannounced,forpricingpurposesandreflecting(i)arisk-freeinterestratecorrespondingtotheU.S.TreasuryrateforaperiodequaltotheremainingtermoftheapplicableCommonStockEquivalentasof the applicabledateofdetermination, (ii)anexpectedvolatilityequaltothegreaterof100%andthe100dayvolatilityobtainedfromtheHVTfunctiononBloombergasof(A)theTradingDayimmediatelyfollowingthepublicannouncementoftheapplicableCommonStockEquivalentiftheissuanceofsuchCommonStockEquivalentispubliclyannouncedor(B)theTradingDayimmediatelyfollowingtheissuanceoftheapplicableCommonStockEquivalentiftheissuanceofsuchCommonStockEquivalentisnotpubliclyannounced,(iii)theunderlyingpricepershareusedinsuchcalculationshallbethehighestVWAPoftheCommonStockduringtheperiodbeginningontheTradingDaypriortotheexecutionofdefinitivedocumentationrelatingtotheissuanceoftheapplicableCommonStockEquivalentandendingon(A)theTradingDayimmediatelyfollowingthepublicannouncementofsuchissuance,iftheissuanceofsuchCommonStockEquivalentispubliclyannouncedor (B)theTradingDayimmediatelyfollowingtheissuanceoftheapplicableCommonStockEquivalentiftheissuanceofsuchCommonStockEquivalentisnotpubliclyannounced,(iv)azerocostofborrowand(v)a360dayannualizationfactor.

“OriginalIssueDate”meansthedateofthefirstissuanceoftheNotes,regardlessofanytransfersofanyNoteandregardlessofthenumberofinstrumentswhichmaybeissuedtoevidencesuchNotes.

“PaymentDate”shallhavethemeaningsetforthinSection2(b).

“PermittedIndebtedness”means(a)IndebtednessoutstandingasoftheOriginalIssueDate,

(b)  theindebtednessevidencedbytheNotes,and(c)capitalleaseobligationsandpurchasemoneyindebtednessincurredinconnectionwiththeacquisitionofmachineryandequipment.

“PurchaseAgreement”meanstheSecuritiesPurchaseAgreement,datedasofJune27,2017amongtheCompanyandtheoriginalHolders, as amended, modifiedorsupplementedfromtimetotimeinaccordancewithitsterms.

“SecuritiesAct”meanstheSecuritiesActof1933,asamended,andtherulesandregulationspromulgated thereunder.

“ShareDeliveryDate”shallhavethemeaningsetforthinSection4(c)(ii).“SuccessorEntity”shallhavethemeaningsetforthinSection5(e).

“TradingDay”meansadayonwhichtheprincipalTradingMarketisopenfortrading.

“TradingMarket”meansanyofthefollowingmarketsorexchangesonwhichtheCommonStockislistedorquotedfortradingonthedateinquestion:theNYSEMKT,theNasdaqCapitalMarket,theNasdaqGlobalMarket,theNasdaqGlobalSelectMarket, theNewYorkStockExchange, oranymarketoftheOTCMarkets,Inc.(oranysuccessorstoanyoftheforegoing).

“VWAP”means,foranydate,thepricedeterminedbythefirstofthefollowingclausesthatapplies:(a)iftheCommonStockisthenlistedorquotedonaTradingMarket,thedailyvolumeweightedaveragepriceoftheCommonStockforsuchdate(orthenearestprecedingdate)ontheTradingMarketon whichthe Common Stockisthenlistedor quotedasreported byBloomberg L.P. (basedon aTradingDayfrom9:30a.m.(NewYorkCitytime)to4:02p.m.(New YorkCitytime)), (b)iftheCommonStockisnotthenlistedorquotedfortradingontheOTCQBorOTCQXandifpricesfortheCommonStockarethenreportedbytheOTCPinkmarketplacepublishedbyOTCMarkets,Inc.(orasimilarorganizationoragencysucceedingtoitsfunctionsofreportingprices),themostrecentbidpricepershareoftheCommonStocksoreported,or(c)inallothercases,thefairmarketvalueofashareofCommonStockasdeterminedbyanindependentappraiserselectedingoodfaithbytheHoldersofamajorityininterestoftheNotesthenoutstandingandreasonablyacceptabletotheCompany,thefeesandexpensesofwhichshallbepaidbytheCompany.

Section2. Interest;Payments.

(a)                Interest.InterestshallaccruetotheHolderontheaggregateunconvertedandthenoutstandingprincipalamountofthisNoteattherateofeightpercent(8%)perannum,calculatedonthebasisofa365-dayyearandshallaccruedailycommencingontheOriginalIssueDateuntilpaymentinfulloftheoutstandingprincipal(orconversiontotheextentapplicable),togetherwithallaccruedandunpaidinterest,liquidateddamagesandotheramountswhichmaybecomeduehereunder,hasbeenmade.FollowinganEventofDefault,untilsuchEventofDefaulthasbeencured,interestshallaccrueatthelesserof(i)therateof24%perannum,or(ii)themaximumamountpermittedbylaw(thelesserofclause

(i)or(ii),the“DefaultInterestRate”).IntheeventthatsuchEventofDefaultissubsequentlycured,theadjustmentreferredtointheprecedingsentenceshallceasetobeeffectiveasofthecalendardayimmediatelyfollowingthedateofsuchcure;providedthattheinterestascalculatedandunpaidattheDefaultInterestRateduringthecontinuanceofsuchEventofDefaultshallcontinuetoapplytotheextentrelatingtothedaysaftertheoccurrenceofsuchEventofDefaultthroughandincludingthedateofsuchcureofsuchEventofDefault.

(b)                Payments.Interestpaymentsare dueandpayableonthe MaturityDate,exceptasotherwiseset forthin thisNote. IfanyPaymentDate isnotaBusinessDay,then theapplicablepaymentshallbedueonthenextsucceedingBusinessDay.EachMonthlyPaymentshallbeequaltoallaccruedbutunpaidinterest.TheCompanyshallpayinteresttotheHolderontheaggregateunconvertedandthenoutstandingprincipalamountofthisNoteontheMaturityDate(the“PaymentDate”)exceptasotherwiseset forthin thisNote. IfanyPaymentDate isnotaBusinessDay,then theapplicablepaymentshallbedueonthenextsucceedingBusinessDay.EachMonthlyPaymentshallbeequaltoallaccruedbutunpaidinterest.

(c)	PaymentinCash.AllpaymentsshallbemadeincashonanyPaymentDate.

(d)                PrepaymentandRedemption.DuringthefirstsixmonthsthisNoteisineffect,theCompanymayredeemthisNotebypayingtotheHolderanamountasfollows:(i)iftheredemptionispriortothe30thdaythisNoteisineffect(includingthe30thday),thenforanamountequalto110%oftheunpaidprincipalamountofthisNotealongwithanyinterestthathasaccruedduringthatperiod;(ii)iftheredemptionisonthe31stdaythisNoteisineffect,uptoandincludingthe60thdaythisNoteisineffect,thenforanamountequalto115%oftheunpaidprincipalamountofthisNotealongwithanyaccruedinterest;(iii)iftheredemptionisonthe61stdaythisNoteisineffect,uptoandincludingthe

120thdaythisNoteisin effect,thenforanamountequal to135%oftheunpaidprincipalamountofthisNotealongwithanyaccruedinterest;(iv)iftheredemptionisonthe121stdaythisNoteisineffect,uptoandincludingthe180thdaythisNoteisineffect,thenforanamountequalto150%oftheunpaidprincipalamountofthisNotealongwithanyaccruedinterest.ThisNotemaynotberedeemedafterthe180thdaythisNoteisineffect.Theredemptionmustbeclosedandpaidforwithin3businessdaysoftheCompanysendingtheredemptiondemandortheredemptionwillbeinvalidandtheCompanymaynotredeemthisNote.IntheeventtheHolderhasdeliveredaNoticeofConversiontotheCompanypriortothereceiptofaredemptionnoticefromtheCompany,theNoticeofConversionshallprevail.

Section3. RegistrationofTransfersandExchanges.

(a)                DifferentDenominations.ThisNoteisexchangeableforanequalaggregateprincipalamountofNotesofdifferentauthorizeddenominations(ofnolessthan$1,000inprincipalamount),asrequestedbytheHoldersurrenderingthesame.Noservicechargewillbepayableforsuchregistrationoftransferorexchange.

(b)                InvestorRepresentations.ThisNotehasbeenissuedsubjecttocertaininvestmentrepresentationsoftheoriginalHoldersetforthinthePurchaseAgreementandmaybetransferredorexchangedonlyincompliancewiththePurchaseAgreementandapplicablefederalandstatesecuritieslawsandregulations.

(c)                RelianceonNoteRegister.PriortoduepresentmentfortransfertotheCompanyofthisNote,theCompanyandanyagentoftheCompany maytreatthe Person inwhosenamethisNote isdulyregisteredontheNoteRegisterastheownerhereofforthepurposeofreceivingpaymentashereinprovidedandforallotherpurposes,whetherornotthisNoteisoverdue,andneithertheCompanynor anysuchagentshallbeaffectedbynoticetothecontrary.

Section4. Conversion.

(a) VoluntaryConversion.AftertheOriginalIssueDateuntilthisNoteis no longeroutstanding,andprovidedthatthattheprovisionsofRule144undertheSecuritiesActsopermit,thisNoteshallbeconvertible,inwholeorinpart,atanytime,andfromtimetotime, intosharesofCommonStockattheoptionoftheHolder.TheCompanyacknowledgesthatthedateofthisNotefortrackingpurposesisJanuary7,2017andtheCompanywillnottakeanypositiontothecontrary.TheHoldershalleffectconversionsbydeliveringtotheCompanyaNoticeofConversion,theformofwhichisattachedheretoasAnnexA(each,a“NoticeofConversion”),specifyingthereintheprincipalamountofthisNotetobeconvertedandthedateonwhichsuchconversionshallbeeffected(suchdate,the“ConversionDate”).IfnoConversionDateisspecifiedinaNoticeofConversion,theConversionDateshallbethedatethatsuchNoticeofConversionisdeemeddeliveredhereunder.Noink-originalNoticeofConversionshallberequired,norshallanymedallionguarantee(orothertypeofguaranteeornotarization)ofanyNoticeofConversionformberequired.Toeffectconversionshereunder,theHoldershallnotberequiredtophysicallysurrenderthisNotetotheCompanyunlesstheentireprincipalamountofthisNote,plusallaccruedandunpaidinterestthereon,hasbeensoconverted.ConversionshereundershallhavetheeffectofloweringtheoutstandingprincipalamountofthisNoteinanamountequaltotheapplicableconversion.TheHolderandtheCompanyshallmaintainrecordsshowingtheprincipalamount(s)convertedin eachconversion, thedateof eachconversion,and theConversion Price ineffectatthe timeofeachconversion.TheCompanymaydeliveranobjectiontoanyNoticeofConversionwithinoneBusinessDayofdeliveryofsuchNoticeofConversion.Intheeventofanydisputeordiscrepancy,therecordsoftheHoldershallbecontrollinganddeterminativeintheabsenceofmanifesterror.TheHolder, andanyassignee byacceptance of thisNote,acknowledgeandagree that, byreasonoftheprovisionsofthisparagraph,followingconversionofaportionofthisNote,theunpaidandunconvertedprincipalamountofthisNotemaybelessthantheamountstatedonthefacehereof.

(b)                ConversionPrice.The“ConversionPrice”ineffectonanyConversionDatemeans,asofanyConversionDateorotherdateofdetermination,shallbe65%ofthelowesttradingpricefortheCompany’sCommonStockduringthetenTradingDaysimmediatelyprecedingthedeliverybytheHolderofaNoticeofConversion,providedhoweverandnotwithstandinganythingtothecontraryherein,duringanEventofDefaulttheConversionPriceinineffectonanyConversionDatemeans,asofanyConversionDateorotherdateofdetermination,shallbe55%ofthelowesttradingpricefortheCompany’sCommonStockduringthetenTradingDaysimmediatelyprecedingthedeliverybytheHolderofaNoticeofConversion.TheapplicablepricesshallbeasreportedbyBloombergL.P.Notwithstandingtheforegoing,innoeventshalltheConversionPricebelessthentheparvalueoftheCommonStock.

(c)	MechanicsofConversionorPrepayment.

(i)                 ConversionSharesIssuableUponConversionofPrincipal Amount.ThenumberofConversionSharesissuableuponaconversionhereundershallbe determined bythequotientobtainedbydividing(x)theoutstandingprincipalamountofthisNotetobeconvertedby(y)theConversionPriceineffectatthetimeofsuchconversion.

(ii)               DeliveryofCertificateUponConversion.Notlaterthanthree(3)TradingDaysaftereachConversionDate(the“ShareDeliveryDate”),theCompanyshalldeliver,orcausetobedelivered,totheHolderanycertificateorcertificatesrequiredtobedeliveredbytheCompany underthisSection4(c).

(iii)             FailuretoDeliverCertificates.If,inthecaseofanyNoticeofConversion,suchcertificateorcertificatesarenotdeliveredtoorasdirectedbytheapplicableHolderbytheShareDeliveryDate,theHoldershallbeentitledtoelectbywrittennoticetotheCompanyatanytimeonorbeforeitsreceiptofsuchcertificateorcertificates,torescindsuchConversion,inwhicheventtheCompanyshallpromptlyreturn tothe Holderany originalNotedelivered totheCompany andtheHolder shallpromptlyreturntotheCompanytheCommonStockcertificatesissuedtosuchHolderpursuanttotherescindedConversionNotice.

(iv)              PartialLiquidatedDamages.IftheCompanyfailsforanyreasontodelivertotheHoldersuchcertificateorcertificatespursuanttoSection4(c)(ii)bytheShareDeliveryDate,theCompany shall paytotheHolder,incash, asliquidateddamagesandnot asapenalty,foreach$1,000 ofprincipalamountbeingconverted,$10perTradingDay(increasingto$20perTradingDayonthetenthTradingDayaftersuchConversionDate)foreachTradingDayaftersuchShareDeliveryDateuntilsuchcertificatesaredeliveredorHolderrescindssuchconversion.NothinghereinshalllimitaHolder’srighttopursueactualdamagesordeclareanEventofDefault pursuant toSection7hereoffortheCompany’sfailuretodeliverConversionSharesor,ifapplicable,cash,withintheperiodspecifiedhereinandtheHoldershallhavetherighttopursueallremediesavailabletoithereunder,atLaworinequityincluding,withoutlimitation,adecreeofspecificperformanceand/orinjunctiverelief.TheexerciseofanysuchrightsshallnotprohibittheHolderfromseekingtoenforcedamagespursuanttoanyotherSectionhereoforunderapplicableLaw.

(v)                CompensationforBuy-InonFailuretoTimelyDeliverCertificatesUponConversion.InadditiontoanyotherrightsavailabletotheHolder,iftheCompanyfailsforanyreasontodelivertotheHoldersuchcertificateorcertificatesbytheShareDeliveryDatepursuanttoSection4(c)(ii),andifaftersuchShareDeliveryDatetheHolderisrequiredbyitsbrokeragefirmtopurchase(inanopenmarkettransactionorotherwise),ortheHolder’sbrokeragefirmotherwisepurchases,sharesofCommonStocktodeliverinsatisfactionofasalebytheHolderoftheConversionShareswhichtheHolderwasentitledtoreceiveupontheconversionrelatingtosuchShareDeliveryDate(a“Buy-In”),thentheCompanyshall(A)payincashtotheHolder(inadditiontoanyotherremediesavailabletoor

electedbytheHolder)theamount,ifany,bywhich(x)theHolder’stotalpurchaseprice(includinganybrokeragecommissions)fortheCommonStocksopurchasedexceeds(y)theproductof(1)theaggregatenumberofsharesofCommonStockthattheHolderwasentitledtoreceivefromtheconversionatissuemultipliedby(2)theactualsalepriceatwhichthesellordergivingrisetosuchpurchaseobligationwasexecuted(includinganybrokeragecommissions)and(B)attheoptionoftheHolder,eitherreissue(ifsurrendered)thisNoteinaprincipalamountequaltotheprincipalamountoftheattemptedconversion(inwhichcasesuchconversionshallbedeemedrescinded)ordelivertotheHolderthenumberof sharesofCommonStockthatwouldhavebeenissuediftheCompanyhadtimelycompliedwithitsdeliveryrequirementsunderSection4(c)(ii).Forexample,iftheHolderpurchasesCommonStockhavingatotalpurchasepriceof$11,000tocoveraBuy-InwithrespecttoanattemptedconversionofthisNotewithrespecttowhichtheactualsalepriceoftheConversionShares(includinganybrokeragecommissions)givingrisetosuchpurchaseobligationwasatotalof$10,000underclause(A)oftheimmediatelyprecedingsentence,theCompanyshallberequiredtopaytheHolder$1,000.TheHoldershallprovidetheCompanywrittennoticeindicatingtheamountspayabletotheHolderinrespectoftheBuy-Inandevidenceoftheamountofsuchloss.NothinghereinshalllimitaHolder’srighttopursueanyotherremediesavailabletoithereunder,atLaworinequityincluding,withoutlimitation,adecreeofspecificperformanceand/orinjunctivereliefwithrespecttotheCompany’sfailuretotimelydelivercertificatesrepresentingsharesofCommonStockuponconversionofthisNoteasrequiredpursuanttothetermshereof.

(vi)              ReservationofSharesIssuableUponConversion.TheCompanycovenantsthatitwillreserveandkeepavailableoutofitsauthorizedandunissuedsharesofCommonStockforthepurposeofissuancesuponconversionofthisNoteandtheissuedwiththisNote,freefrompreemptiverightsoranyotheractualcontingentpurchaserightsofPersonsotherthantheHolder(andtheotherholdersoftheNotes),notlessthan300%oftheRequiredMinimum;andifatanytimethenumberofauthorizedbutunissuedsharesofCommonStockshallbeinsufficienttoeffecttheconversionofthisnoteorshallbelessthantheRequiredMinimum,theCompanyshalltakesuchcorporateactionasmay,intheopinionofitscounsel,benecessarytoincreaseitsauthorizedbutunissuedsharesofCommonStocktosuchnumberofsharesasshallbesufficientforsuchpurpose.TheCompanycovenantsthatallsharesofCommonStockthat shallbe issuableuponconversionof thisNoteshall,uponissue, bedulyauthorized,validlyissued,fullypaidandnonassessable.

(vii)            FractionalShares.NofractionalsharesorscriprepresentingfractionalsharesshallbeissuedupontheconversionofthisNote.AstoanyfractionofasharewhichtheHolderwouldotherwisebeentitledtopurchaseuponsuchconversion,theCompanyshallatitselection,eitherpayacashadjustmentinrespectofsuchfinalfractioninanamountequaltosuchfractionmultipliedbytheConversionPriceorrounduptothenextwholeshare.

(viii)          TransferTaxesandExpenses.TheissuanceofcertificatesforsharesoftheCommonStockonconversionofthisNoteshallbemadewithoutchargetotheHolderhereofforanydocumentarystamporsimilartaxesthatmaybepayableinrespectoftheissueordeliveryofsuchcertificates,providedthat,theCompanyshallnotberequiredtopayanytaxthatmaybepayableinrespectof anytransferinvolvedin theissuanceand deliveryofanysuchcertificateuponconversioninanameotherthanthatoftheHolderofthisNotesoconvertedandtheCompanyshallnotberequiredtoissueordeliversuchcertificatesunlessoruntilthePersonorPersonsrequestingtheissuancethereofshallhavepaidtotheCompanytheamountofsuchtaxorshallhaveestablishedtothesatisfactionoftheCompanythatsuchtax hasbeen paid.The CompanyshallpayallTransfer Agentfeesrequiredforsame-dayprocessingofanyNoticeofConversionandallfeestotheDepositoryTrustCompany(oranotherestablishedclearingcorporationperformingsimilarfunctions)requiredforsame-dayelectronicdeliveryoftheConversionShares.

(d)                Holder’sConversionLimitations.TheCompanyshallnoteffectanyconversionofthisNote,andaHoldershallnothavetherighttoconvertanyportionofthisNote,totheextentthataftergivingeffecttotheconversionsetforthontheapplicableNoticeofConversion,theHolder(togetherwiththeHolder’sAffiliates,andanyPersonsactingasagrouptogetherwiththeHolderoranyoftheHolder’sAffiliates)wouldbeneficiallyowninexcessoftheBeneficialOwnershipLimitation(asdefinedbelow).Forpurposesoftheforegoingsentence,thenumberofsharesofCommonStockbeneficiallyownedbytheHolderanditsAffiliatesshallincludethenumberofsharesofCommonStockissuableuponconversionofthisNotewithrespecttowhichsuchdeterminationisbeingmade,butshallexcludethenumberofsharesofCommonStockwhichareissuableupon(i)conversionoftheremaining,unconvertedprincipalamountofthisNotebeneficiallyownedbytheHolderoranyofitsAffiliatesand(ii)exerciseorconversionoftheunexercisedorunconverted portionofanyothersecuritiesoftheCompanysubjecttoalimitationonconversionorexerciseanalogoustothelimitationcontainedherein(including,withoutlimitation,anyotherNotesortheWarrants)beneficiallyownedbytheHolderoranyofitsAffiliates.Exceptassetforthintheprecedingsentence,forpurposesofthisSection4(d),beneficialownershipshallbecalculatedinaccordancewithSection13(d)oftheExchangeActandtherulesandregulationspromulgatedthereunder.TotheextentthatthelimitationcontainedinthisSection4(d)applies,thedeterminationofwhetherthisNoteisconvertible(inrelationtoothersecuritiesownedbytheHoldertogetherwithanyAffiliates)andofwhichprincipalamountofthisNoteisconvertibleshallbeinthesolediscretionoftheHolder,andthesubmissionofaNoticeofConversionshallbedeemedtobetheHolder’sdeterminationofwhetherthis Notemaybeconverted(inrelationtoothersecuritiesownedbytheHoldertogetherwith anyAffiliates)and whichprincipal amountof thisNote is convertible,ineachcasesubjecttotheBeneficialOwnershipLimitation.Toensurecompliancewiththisrestriction,theHolderwillbedeemedtorepresenttotheCompanyeachtimeitdeliversaNoticeofConversionthatsuchNoticeofConversionhasnotviolatedtherestrictionssetforthinthisparagraphandtheCompanyshallhavenoobligationto verify or confirmtheaccuracy of such determination.In addition,a determination asto anygroupstatusascontemplatedaboveshallbedeterminedinaccordancewithSection13(d)oftheExchangeActandtherulesandregulationspromulgatedthereunder.ForpurposesofthisSection4(d),indeterminingthenumberofoutstandingsharesofCommonStock,theHoldermayrelyonthenumberofoutstandingsharesofCommonStockasstatedinthemostrecentofthefollowing:(i)theCompany’smostrecentperiodicorannualreportfiledwiththeSEC,asthecasemaybe,(ii)amorerecentpublicannouncementbytheCompany,or(iii)amorerecentwrittennoticebytheCompanyortheCompany’stransferagentsetting forth thenumberofshares of Common Stock outstanding.Upon thewritten or oralrequestofaHolder,theCompanyshallwithintwoTradingDaysconfirmorallyandinwritingtotheHolderthenumberof shares ofCommon Stock thenoutstanding.In anycase,the number ofoutstandingsharesofCommonStockshallbedeterminedaftergivingeffecttotheconversionorexerciseofsecuritiesoftheCompany,includingthisNote,bytheHolderoritsAffiliatessincethedateasofwhichsuchnumberofoutstandingsharesofCommonStockwasreported.The“BeneficialOwnershipLimitation”shallbe4.99%ofthenumberofsharesoftheCommonStockoutstandingimmediatelyaftergivingeffecttotheissuanceofsharesofCommonStockissuableuponconversionofthisNoteheldbytheHolder.TheHolder,upon notlessthan61 days’ priornotice tothe Company,may increasethe BeneficialOwnershipLimitationprovisionsofthisSection4(d)solelywithrespecttotheHolder’sNote,providedthattheBeneficialOwnershipLimitationinnoeventexceeds9.99%ofthenumberofsharesofCommonStockoutstanding immediatelyafter givingeffect totheissuanceofsharesofCommonStockuponconversionofthisNoteheldbytheHolderandtheprovisionsofthisSection4(d)shallcontinuetoapply.Anysuchincreaseordecreasewillnotbeeffectiveuntilthe61stdayaftersuchnoticeisdeliveredtotheCompany.TheHoldermayalsodecreasetheBeneficialOwnershipLimitationprovisionsofthisSection4(d)solelywithrespecttotheHolder’sNoteatanytime,whichdecreaseshallbeeffectivelyimmediatelyupondeliveryofnoticetotheCompany.TheBeneficialOwnershipLimitationprovisionsofthisparagraphshallbeconstruedandimplementedinamannerotherwisethaninstrictconformitywiththetermsofthisSection4(d)tocorrectthisparagraph(oranyportionhereof)whichmaybedefectiveorinconsistentwiththeintendedBeneficialOwnershipLimitationcontainedhereinortomakechangesorsupplements

necessaryordesirabletoproperlygiveeffecttosuchlimitation.ThelimitationscontainedinthisparagraphshallapplytoasuccessorholderofthisNote.

Section5. Certain Adjustments.

(a)                StockDividendsandStockSplits.IftheCompany,atanytimewhilethisNoteisoutstanding:(i)paysastockdividendorotherwisemakesadistributionordistributionspayableinsharesofCommonStockonsharesofCommonStockoranyCommonStockEquivalents(which,foravoidanceofdoubt,shallnotincludeanysharesofCommonStockissuedbytheCompanyuponconversionof,orpaymentofintereston,theNotesorpursuanttoanyoftheotherTransaction Documents),(ii)subdividesoutstanding shares ofCommon Stock intoalargernumber ofshares, (iii) combines (includingby wayofareversestocksplit) outstanding sharesofCommon Stockintoasmaller number ofsharesor(iv)issues,intheeventofareclassificationofsharesoftheCommonStock,anysharesofcapitalstockoftheCompany,thentheConversionPriceshallbemultipliedbyafractionofwhichthenumeratorshallbethenumberofsharesofCommonStock(excludinganytreasurysharesoftheCompany)outstandingimmediatelybefore such event, andofwhich the denominator shallbe thenumberof sharesofCommonStockoutstandingimmediatelyaftersuchevent.AnyadjustmentmadepursuanttothisSectionshallbecomeeffectiveimmediatelyaftertherecorddateforthedeterminationofshareholdersentitledtoreceivesuchdividendordistributionandshallbecomeeffectiveimmediatelyaftertheeffectivedateinthecaseofasubdivision,combinationorre-classification.

(b)                Subsequent Equity Sales. If, at anytime, for solongasthe Noteoranyamountsaccruedandpayablethereunderremainoutstanding,theCompanyoranySubsidiary,asapplicable,sellsorgrantsanyoptiontopurchaseorsellsorgrantsanyrighttoreprice,orotherwisedisposesoforissues,anyCommonStockorCommonStockEquivalentsentitlinganyPersontoacquiresharesofCommonStockataneffectivepricepersharethatislowerthantheConversionPricethenineffect(suchlowerprice,the“BaseConversionPrice”andeachsuchissuancea“DilutiveIssuance”),thentheConversionPriceshallbeimmediatelyreducedtoequaltheBaseConversionPrice.

Iftheholderof Common Stock orCommonStockEquivalentsoutstandingontheOriginalIssueDateorissuedthereaftershallatanytime,whetherbyoperationofpurchasepriceadjustments,resetprovisions,floatingconversion,exerciseorexchangepricesorotherwise,orduetowarrants,optionsorrightspersharewhichareissuedinconnectionwithsuchissuance,receiveorbeentitledtoreceivesharesofCommonStockataneffectivepricepersharethatislowerthantheConversionPricethenineffect,such issuanceshall be deemedto haveoccurred forless than the ConversionPriceonsuchdate andsuchissuanceshallbedeemedtobeaDilutiveIssuance.

IfafteranyDilutiveIssuanceofCommonStockEquivalents,thepricepershareforwhichsharesofCommon Stock maybe issuablethereafterisamendedoradjusted,andsuchpriceassoamendedshallbelessthantheConversionPriceineffectatthetimeofsuchamendmentoradjustment,thentheConversionPriceshallbeadjusteduponeachsuchissuanceoramendmentasprovidedinthisSection5(b).

IncaseanyCommonStockEquivalentisissuedinconnectionwiththeissueorsaleofothersecuritiesoftheCompany,togethercomprisingoneintegratedtransaction,(x)theCommonStockEquivalentswillbedeemedtohavebeenissuedfortheOptionValueofsuchCommonStockEquivalentsand(y)theothersecuritiesissuedorsoldinsuchintegratedtransactionshallbedeemedtohavebeenissuedorsoldforthedifferenceof(I)theaggregateconsiderationreceivedbytheCompanylessanyconsiderationpaidorpayablebytheCompanypursuanttothetermsofsuchothersecuritiesoftheCompany,less (II) theOption Value.Ifany sharesofCommonStock or Common Stock Equivalents areissued or sold or deemedtohavebeenissued or soldforcash,theamount of suchconsideration receivedbytheCompanywillbedeemedtobethenetamountreceivedbytheCompanytherefor.Ifanysharesof

CommonStockorCommonStockEquivalentsare issued orsold fora considerationother thancash,theamountofsuchconsiderationreceivedbytheCompanywillbethefairvalueofsuchconsideration,exceptwheresuchconsiderationconsistsofpubliclytradedsecurities,inwhichcasetheamountofconsiderationreceivedby theCompany willbethe VWAPof suchpublictraded securitieson the date ofreceipt.IfanysharesofCommonStockorCommonStockEquivalentsareissuedtotheownersofthenon-survivingentityinconnectionwithanymergerinwhichtheCompanyisthesurvivingentity,theamount ofconsiderationtherefor will bedeemedtobethefairvalueof suchportionof thenetassetsandbusinessofthenon-survivingentityasisattributabletosuchsharesofCommonStockorCommonStockEquivalents,asthecasemaybe.

IftheCompanyentersintoaVariableRateTransactiondespitetheprohibitionsetforthinthePurchaseAgreement,theCompanyshallbedeemedtohaveissuedCommonStockorCommonStockEquivalentsatthelowestpossibleconversionpriceatwhichsuchsecuritiesmaybeconvertedorexercisedunderthetermsofsuchVariableRateTransaction.

TheCompanyshallnotifytheHolderinwriting,nolaterthantheTradingDayfollowingtheissuanceofanyCommonStockorCommonStockEquivalentssubjecttothisSection5(b),indicatingthereintheapplicableissuanceprice,orapplicableresetprice,exchangeprice,conversionpriceandotherpricingterms(suchnotice,the“DilutiveIssuanceNotice”).Forpurposesofclarification,whetherornottheCompanyprovidesaDilutiveIssuanceNoticepursuanttothisSection5(b),upontheoccurrenceofanyDilutiveIssuance,theHolderisentitledtoreceiveanumberofConversionSharesbasedupontheBaseConversionPriceonorafterthedateofsuchDilutiveIssuance,regardlessofwhethertheHolderaccuratelyreferstotheBaseConversionPriceintheNoticeofConversion.

TheprovisionsofthisSection5(b)shallapplyeachtimeaDilutiveIssuanceoccursaftertheOriginalIssueDateforsolongastheNoteoranyamountsaccruedandpayablethereunderremainoutstanding,butanyadjustmentoftheConversionPricepursuanttothisSection5(b)shallbedownwardonly.

NotwithstandinganythinginthisSection5(b),noadjustmentwillbemadeunderthisSection5(b)inrespectofanExemptIssuance.

(c)                SubsequentRightsOfferings.InadditiontoanyadjustmentspursuanttoSection5(a)above,ifatanytimetheCompanygrants,issuesorsellsanyCommonStock,CommonStockEquivalentsorrightstopurchasestock,warrants,securitiesorotherpropertyproratatotherecordholdersofanyclassofsharesofCommonStock(the“PurchaseRights”),thentheHolderwillbeentitledtoacquire,uponthetermsapplicabletosuchPurchaseRights,theaggregatePurchaseRightswhichtheHoldercouldhaveacquirediftheHolderhadheldthenumberofsharesofCommonStockacquirableuponcompleteconversionofthisNote(withoutregardtoanylimitationsonconversionhereof,includingwithoutlimitation,theBeneficialOwnershipLimitation)immediatelybeforethedateonwhicharecordistakenforthegrant,issuanceorsaleofsuchPurchaseRights,or,ifnosuchrecordistaken,thedateasofwhichtherecordholdersofsharesofCommonStockaretobedeterminedforthegrant,issueorsaleofsuchPurchaseRights(provided,however,totheextentthattheHolder’srighttoparticipateinanysuchPurchaseRightwouldresultintheHolderexceedingtheBeneficialOwnershipLimitation,thentheHoldershallnotbeentitledtoparticipateinsuchPurchaseRighttosuchextent(orinthebeneficialownershipofanysharesofCommonStockasaresultofsuchDistributiontosuchextent)).

(d)                ProRataDistributions.DuringsuchtimeasthisNoteisoutstanding,iftheCompanyshalldeclareormakeanydividendorotherdistributionofitsassetsorrightsorwarrantstoacquireitsassets,orsubscribefororpurchaseanysecurityotherthanCommonStock,toholdersofsharesofCommonStock,bywayofreturnofcapitalorotherwise(including,withoutlimitation,anydistributionofcash,stockorothersecurities,propertyoroptionsbywayofadividend,spinoff,reclassification,

corporaterearrangement,schemeofarrangementorothersimilartransaction)(a“Distribution”),atanytimeaftertheissuanceofthisNote,then,ineachsuchcase,theHoldershallbeentitledtoparticipateinsuchDistributiontothesameextentthattheHolderwouldhaveparticipatedthereiniftheHolderhadheldthenumberofsharesofCommonStockacquirableuponcompleteconversionofthisNote(withoutregardtoanylimitationsonexercisehereof,includingwithoutlimitation,theBeneficialOwnershipLimitation)immediatelybeforethedateofwhicharecordistakenforsuchDistribution,or,ifnosuchrecordistaken, thedateasofwhichtherecordholdersofsharesofCommonStock aretobedeterminedfortheparticipationinsuchDistribution(provided,however,totheextentthattheHolder'srighttoparticipateinanysuchDistributionwouldresultintheHolderexceedingtheBeneficialOwnershipLimitationwithrespecttotheCompanyoranyotherpublicly-tradedcorporationsubjecttoSection13(d)oftheExchangeAct,thentheHoldershallnotbeentitledtoparticipateinsuchDistributiontosuchextent(orinthebeneficialownershipofanysharesofCommonStockasaresultofsuchDistributiontosuchextent)).)andtheportionofsuchDistributionshallbeheldinabeyanceforthebenefitoftheHolderuntilsuchtime,ifever,as itsrighttheretowouldnotresultintheHolderexceedingtheBeneficialOwnershipLimitationwithrespecttotheCompanyoranyotherpublicly-tradedcorporationsubjecttoSection13(d)oftheExchangeAct).).

(e)    FundamentalTransaction.If,atanytimewhilethisNoteisoutstanding,(i)theCompany,directlyorindirectly,inoneormorerelatedtransactionseffectsanymergerorconsolidationoftheCompanywithorintoanotherPerson,(ii)theCompany,directlyorindirectly,effectsanysale,lease,license,assignment,transfer,conveyanceorotherdispositionofallorsubstantiallyallofitsassetsinoneoraseriesofrelatedtransactions,(iii)any,directorindirect,purchaseoffer,tenderofferorexchangeoffer(whetherbytheCompanyoranotherPerson)iscompletedpursuanttowhichholdersofCommonStockarepermittedtosell,tenderorexchangetheirsharesforothersecurities,cashorpropertyandhasbeenacceptedbytheholdersof50%ormoreoftheoutstandingCommonStock,(iv)theCompany,directlyorindirectly,inoneormorerelatedtransactionseffectsanyreclassification,reorganizationorrecapitalizationoftheCommonStockoranycompulsoryshareexchangepursuanttowhichtheCommonStockiseffectivelyconvertedintoorexchangedforothersecurities,cashorproperty,(v)theCompany,directlyorindirectly,inoneormorerelatedtransactionsconsummatesastockorsharepurchaseagreementorotherbusinesscombination(including,withoutlimitation,areorganization,recapitalization,spin-offorschemeofarrangement)withanotherPersonwherebysuchotherPersonacquiresmorethan50%oftheoutstandingsharesofCommonStock(notincludinganysharesofCommonStockheldbytheotherPersonorotherPersonsmakingorpartyto,orassociatedoraffiliatedwiththeotherPersonsmakingorpartyto,suchstockorsharepurchaseagreementorotherbusinesscombination)(eacha“FundamentalTransaction”),then,uponanysubsequentconversionofthisNote,theHoldershallhavetherighttoreceive,foreachConversionSharethatwouldhavebeenissuableuponsuchconversionimmediatelypriortotheoccurrenceofsuchFundamentalTransaction(withoutregardtoanylimitationontheconversionofthisNote),thenumberofsharesofCommonStockofthesuccessororacquiringcorporationoroftheCompany,ifitisthesurvivingcorporation,andanyadditionalconsideration(the“AlternateConsideration”)receivableasaresultofsuchFundamentalTransactionbyaholderofthenumberofsharesofCommonStockforwhichthisNoteisconvertibleimmediatelypriortosuchFundamental Transaction(withoutregardto anylimitationonthe conversionof thisNote).Forpurposesofanysuchconversion,thedeterminationoftheConversionPriceshallbeappropriatelyadjustedtoapplytosuchAlternateConsiderationbasedontheamountofAlternateConsiderationissuableinrespectofone

(1)shareofCommonStockinsuchFundamentalTransaction,andtheCompanyshallapportiontheConversionPrice among theAlternate Considerationin areasonablemanner reflecting therelativevalueofanydifferentcomponentsoftheAlternateConsideration.IfholdersofCommonStockaregivenanychoiceastothesecurities, cash orpropertytobe receivedina Fundamental Transaction,thenthe HoldershallbegiventhesamechoiceastotheAlternateConsiderationitreceivesuponanyconversionofthisNotefollowingsuchFundamentalTransaction. Notwithstandinganythingtothecontrary, intheeventofaFundamentalTransactionthatis(1)anallcashtransaction,(2)a“Rule13e-3transaction”asdefinedin

Rule13e-3undertheExchangeAct,or(3)aFundamentalTransactioninvolvingapersonorentitynottradedonaTradingMarket,theCompanyoranySuccessorEntity(asdefinedbelow)shall,attheHolder’soption,exercisableconcurrentlywiththeconsummationoftheFundamentalTransaction,purchasethis Notefrom the Holder bypaying to theHolder theproductof (a) thenumberof ConversionSharesissuableuponfullconversionofthisNote(withoutregardtoanylimitationonconversionofthisNote)and(b)thepositivedifferencebetweenthecashpersharepaidinsuchFundamentalTransactionminusthethenineffectConversionPrice.TheCompanyshallcauseanysuccessorentityinaFundamentalTransactioninwhichtheCompanyisnotthesurvivor(the“SuccessorEntity”)toassumeinwritingalloftheobligationsoftheCompanyunderthisNoteandtheotherTransactionDocumentsinaccordancewiththeprovisionsofthisSection 5(e)pursuanttowrittenagreementsinformandsubstancereasonablysatisfactorytotheHolderandapprovedbytheHolder(withoutunreasonabledelay)priortosuchFundamentalTransactionandshall, attheoptionoftheholderofthisNote,deliver totheHolder inexchangeforthisNoteasecurityofthe Successor Entityevidencedby a writteninstrumentsubstantiallysimilarinformandsubstancetothisNotewhichisconvertibleforacorrespondingnumberofsharesofcapitalstockofsuchSuccessorEntity(oritsparententity)equivalenttothesharesofCommonStockacquirableandreceivableuponconversionofthisNote(withoutregardtoanylimitationsontheconversionofthisNote)priortosuchFundamentalTransaction,andwithaconversionpricewhichappliestheConversionPricehereundertosuchsharesofcapitalstock(buttakingintoaccounttherelativevalueofthesharesofCommonStockpursuanttosuchFundamentalTransactionandthevalueofsuchsharesofcapitalstock,suchnumberofsharesofcapitalstockandsuchconversionpricebeingforthepurposeofprotectingtheeconomicvalueofthisNoteimmediatelypriortotheconsummationofsuchFundamentalTransaction),andwhichisreasonablysatisfactoryinformandsubstancetotheHolder.UpontheoccurrenceofanysuchFundamentalTransaction,theSuccessorEntityshallsucceedto,andbesubstitutedfor(sothatfromandafterthedateofsuchFundamentalTransaction,theprovisionsofthisNoteand theotherTransactionDocumentsreferringtothe“Company”shallreferinsteadtotheSuccessorEntity),andmayexerciseeveryrightandpoweroftheCompanyandshallassumealloftheobligationsoftheCompanyunderthisNoteandtheotherTransactionDocumentswiththesameeffectasifsuchSuccessorEntityhadbeennamedastheCompanyherein.NotwithstandinganythinginthisSection5(e),anExemptIssuanceshallnotbedeemedaFundamentalTransaction.

(f)                 Calculations.AllcalculationsunderthisSection5shallbemadetothenearestcentorthenearest1/100thofashare,asthecasemaybe.ForpurposesofthisSection5,thenumberofsharesofCommonStockdeemedtobeissuedandoutstandingasofagivendateshallbethesumofthenumberofsharesofCommonStock(excludinganytreasurysharesoftheCompany)issuedandoutstanding.

(g)	NoticetotheHolder.

(i)                 AdjustmenttoConversionPrice.WhenevertheConversionPriceisadjustedpursuanttoanyprovisionofthisSection5,theCompanyshallpromptlydelivertoeachHolderanoticesettingforththeConversionPriceaftersuchadjustmentandsettingforthabriefstatementofthefactsrequiringsuchadjustment.

(ii)               NoticetoAllowConversionbyHolder.If(A)theCompanyshalldeclareadividend(oranyotherdistributioninwhateverform)ontheCommonStock,(B)theCompanyshalldeclareaspecialnonrecurringcashdividendonoraredemptionoftheCommonStock,(C)theCompanyshallauthorizethegrantingtoallholdersoftheCommonStockofrightsorwarrantstosubscribefororpurchaseanysharesofcapitalstockofanyclassorof anyrights,(D)theapprovalofanyshareholdersoftheCompanyshallberequiredinconnectionwithanyreclassificationoftheCommonStock,anyconsolidationormergertowhichtheCompanyisaparty,anysaleortransferofallorsubstantiallyalloftheassetsoftheCompany,oranycompulsoryshareexchangewherebytheCommonStockisconvertedintoothersecurities,cashorpropertyor(E)theCompanyshallauthorizethevoluntaryorinvoluntarydissolution,liquidationorwindingupoftheaffairsoftheCompany,then,ineachcase,theCompany

shallcausetobefiledateachofficeoragencymaintainedforthepurposeofconversionofthisNote,andshallcausetobedeliveredtotheHolderatitslastaddressasitshallappearupontheNoteRegister,atleasttencalendardayspriortotheapplicablerecordoreffectivedatehereinafterspecified,anoticestating(x)thedateonwhicharecordistobetakenforthepurposeofsuchdividend,distribution,redemption,rightsorwarrants,orifarecordisnottobetaken,thedateasofwhichtheholdersoftheCommonStockofrecordtobeentitledtosuchdividend,distributions,redemption,rightsorwarrantsaretobedeterminedor(y)thedateonwhichsuchreclassification,consolidation,merger,sale,transferorshareexchangeisexpectedtobecomeeffectiveorclose,andthedateasofwhichitisexpectedthatholdersoftheCommonStockofrecordshallbeentitledtoexchangetheirsharesoftheCommonStockforsecurities,cashorotherpropertydeliverableuponsuchreclassification,consolidation,merger,sale,transferorshareexchange,providedthatthefailuretodeliversuchnoticeoranydefectthereinorinthedeliverythereofshallnotaffectthevalidityofthecorporateactionrequiredtobespecifiedinsuchnotice.Totheextentthatanynoticeprovidedhereunderconstitutes,orcontains,material,non-publicinformationregardingtheCompanyoranyoftheSubsidiaries(asdeterminedingoodfaithbytheCompany),theCompanyoritssuccessorshallsimultaneouslyfilesuchnoticewiththeSECpursuanttoaCurrentReportonForm8-K.TheHoldershallremainentitledtoconvertthisNoteduringthe20-dayperiodcommencingonthedateofsuchnoticethroughtheeffectivedateoftheeventtriggeringsuchnoticeexceptasmayotherwisebeexpresslysetforthherein.

Section6. Negative Covenants. Aslong asany portionof this Noteremainsoutstanding,unless theholdersofamajorityinprincipalamountofthethenoutstandingNotesshallhaveotherwisegivenpriorwrittenconsent,theCompanyshallnot,andshallnotpermitanyoftheSubsidiariesto,directlyorindirectly:

(a)                otherthanPermittedIndebtedness,enterinto,create,incur,assume,guaranteeorsuffertoexistanyIndebtednessforborrowedmoneyofanykind,including,butnotlimitedto,aguarantee,onorwithrespecttoanyofitspropertyorassetsnowownedorhereafteracquiredoranyinterestthereinoranyincomeorprofitstherefrom;

(b)                amenditscharterdocuments,including,withoutlimitation,itscertificateofincorporationandbylaws,inanymannerthatmateriallyandadverselyaffectsanyrightsoftheHolder;

(C) enterintoanytransactionwithanyAffiliateoftheCompanywhichwouldberequiredtobedisclosedinanypublicfilingwiththeSECassumingthattheCompanyissubjecttotheSecuritiesActortheExchangeAct,unlesssuchtransactionismadeonanarm’s-lengthbasisandexpresslyapprovedbyamajorityofthedisinteresteddirectorsoftheCompany(eveniflessthanaquorumotherwiserequiredforboardapproval);or

(d) enterintoanyagreementwithrespecttoanyoftheforegoing.Section7. EventsofDefault.

(a)                  “Event ofDefault” means, whereverused herein, anyofthefollowingevents (whateverthereasonforsucheventandwhethersucheventshallbevoluntaryorinvoluntaryoreffectedbyoperationofLaworpursuanttoanyjudgment,decreeororderofanycourt,oranyorder,ruleorregulationofanyadministrativeorgovernmentalbody):

(i)                 any default in the payment of (A) the principal amount ofany Note or

(B)interest,latefees,liquidateddamagesandotheramountsowingtoaHolderonanyNote,asandwhenthesameshallbecomedueandpayable(whetheronaConversionDateortheMaturityDateorbyaccelerationorotherwise)whichdefault,solelyinthecaseofaninterestpaymentorotherdefaultunderclause(B)above,isnotcuredwithinthreeTradingDays;

(ii)               theCompanyshallfailtoobserveorperformanyothercovenantoragreementcontainedintheNotes(otherthanabreachbytheCompanyofitsobligationstodeliversharesofCommonStocktotheHolderuponconversion,whichbreachisaddressedinclause(x)below)oranyTransactionDocumentwhichfailureisnotcured,ifpossibletocure,withintheearliertooccurof(A)3TradingDays afternoticeofsuchfailuresent bytheHolderorby any otherHolder totheCompanyand

(B)5TradingDaysaftertheCompanyhasbecomeawareofsuchfailure;

(iii)            Ifafterforth-five(45)daysfromthedatehereofwhiletheHolderownsanyRegistrableSecurities,theRegistrationStatementisnoteffectiveundertheSecuritieActregisteringtheRegistrableSecurities;

(iv)               ifninety(90)days fromthedatehereof,whiletheHolderownsanyRegistrableSecurities,the RegistrationStatementis noteffective undertheSecurities Actregisteringthe RegistrableSecurities;

(v)                anyrepresentationorwarrantymadeinthisNote,anyotherTransactionDocument,anywrittenstatementpursuantheretoortheretooranyotherreport,financialstatementorcertificatemadeordeliveredto theHolder oranyother Holderpursuanthereto or thereto shallbeuntrueorincorrectinanymaterialrespectasofthedatewhenmadeordeemedmade;

(vi)              theCompanyoranySignificantSubsidiary(assuchtermisdefinedinRule1-02(w)ofRegulationS-X)shallbesubjecttoaBankruptcyEvent;

(vii)            the Companyorany Subsidiary shalldefault on anyofits obligations under any,mortgage,creditagreementorotherfacility,indentureagreement,factoringagreementorotherinstrumentunderwhichtheremaybeissued,orbywhichtheremaybesecuredorevidenced, anyindebtednessforborrowedmoney,includingdebenturesorpromissorynotesormoneydueunderanylongtermleasingorfactoringarrangementthat(a)involvesanobligationgreaterthan$5,000,whethersuchindebtednessnowexistsorshallhereafterbecreated,and(b)resultsinsuchindebtednessbecomingorbeingdeclareddueandpayablepriortothedateon whichitwouldotherwisebecomedueandpayableandsuchdefaultisnotcuredwithinthreeTradingDays;

(viii)          theCommonStockshallnotbeeligiblefor listingorquotationfortradingonitsTradingMarketforaperiodlongerthan10TradingDays;

(ixi)theCompanyshallhaveconsummatedaChangeofControlTransactionor/Fundamental TransactionwithouttheLead Investorsconsentwithoutpaying in fullall amountsowedundertheNoteatorpriortosuchconsummation;

(x)                afinaljudgmentforthepaymentofmoneyaggregatinginexcessof$50,000isrenderedagainsttheCompanyand/oranyofitsSubsidiariesandwhichjudgmentisnot,within45daysafter theentrythereof,bonded, dischargedorstayedpendingappeal,orisnotdischargedwithin60daysaftertheexpirationofsuchstay;provided,however,anyjudgmentthatiscoveredbyinsuranceoranindemnityfromacredit-worthypartywillnotbeincludedincalculatingtheamountofthejudgmentsolongastheCompanyprovidestheHolderawrittenstatementfromsuchinsurerorindemnityprovider(whichwrittenstatementshallbereasonablysatisfactorytotheHolder)totheeffectthatsuchjudgmentiscoveredbyinsuranceoranindemnityandtheCompanyorsuchSubsidiary(asthecasemaybe)willreceivetheproceedsofsuchinsuranceorindemnitywithin30daysoftheissuanceofsuchjudgment.

(xi)            the Companyshallprovide at anytimenoticetotheHolder,includingbywayofpublicannouncement,oftheCompany’sintentiontonothonorrequestsforconversionsofanyNotesinaccordancewiththetermshereofortheCompanydoesnothonorarequestforconversionofanyNotesasrequiredbytheNotes

(xii)	theCompanyshallbeinbreachofanymaterialcontractoragreement.

(b)              RemediesUponEventofDefault.IfanyEventofDefaultoccurs,theoutstandingprincipalamountofthisNote,plusaccruedbutunpaidinterest,liquidateddamagesandotheramountsowinginrespectthereofthroughthedateofacceleration,shallbecome,at theHolder’selection,immediatelydue andpayableincash at theMandatoryDefaultAmount.Uponthepaymentinfull oftheMandatoryDefaultAmount,theHoldershallpromptlysurrenderthisNotetoorasdirectedbytheCompany.Inconnectionwithsuchaccelerationdescribedherein,theHolderneednotprovide,andtheCompanyherebywaives,anypresentment,demand,protestorothernoticeofanykind,andtheHoldermayimmediatelyandwithoutexpirationofanygraceperiodenforceanyandallofitsrightsandremedieshereunderandallotherremediesavailabletoitunderapplicableLaw.SuchaccelerationmayberescindedandannulledbyHolderatanytimepriortopaymenthereunderandtheHoldershallhaveallrightsasaholderoftheNoteuntilsuchtime,ifany,astheHolderreceivesfullpaymentpursuanttothisSection7(b).NosuchrescissionorannulmentshallaffectanysubsequentEventofDefaultorimpairanyrightconsequentthereon.

(c)                InterestRateUponEventofDefault.CommencingontheoccurrenceofanyEventofDefaultanduntilsuchEventofDefaultiscured,thisNoteshallaccrueinterestataninterestrateequaltotheDefaultInterestRate.

Section8. Miscellaneous.

(a)                NoRightsas StockholderUntilConversion.This Note doesnotentitlethe Holderto anyvotingrights,dividendsorotherrightsasastockholderoftheCompanypriortotheconversionhereofotherthanasexplicitlysetforthinSection4.

(b)                Notices.Allnotices,offers,acceptanceandanyotheractsunderthisAgreement(exceptpayment)shallbeinwriting,andshallbesufficientlygivenifdeliveredtotheaddresseesinperson,byFederalExpressorsimilarreceiptednextbusinessdaydelivery,asfollows:

IftotheCompany: MaxSoundCorporation.

2902A ColoradoAvenue,SantaMonica, CA 90904

IftoHolder:

BellridgeCapitalLP.

515 E.LasOlasBoulevard, Suite 120AFortLauderdale,Florida33301,

ortosuchotheraddressasanyofthem,bynoticetotheothermaydesignatefromtimetotime.

Timeshallbecountedto,orfrom,asthecasemaybe,thedateofdelivery.

(c)                AbsoluteObligation.Exceptasexpresslyprovidedherein,noprovisionofthisNoteshallalterorimpairtheobligationoftheCompany,whichisabsoluteandunconditional,topaytheprincipalof,liquidateddamagesandaccruedinterestandlatefees,asapplicable,onthisNoteatthetime,place,andrate,andinthecoinorcurrency,hereinprescribed.ThisNoteisadirectdebtobligationoftheCompany.ThisNoteranksparipassuwithallotherNotesnoworhereafterissuedunderthePurchaseAgreement.

(d)                LostorMutilatedNote.IfthisNoteshallbemutilated,lost,stolenordestroyed,theCompanyshallexecuteanddeliver,inexchangeandsubstitutionforanduponcancellationofamutilatedNote,orinlieuoforinsubstitutionforalost,stolenordestroyedNote,anewNotefortheprincipalamountofthisNotesomutilated,lost,stolenordestroyed,butonlyuponreceiptofevidenceofsuchloss,theftordestructionofsuchNote,andoftheownershiphereof,reasonablysatisfactorytotheCompany.TheapplicantforanewNoteundersuchcircumstancesshallalsopayanyreasonablethird-partycosts(includingcustomaryindemnity)associatedwiththeissuanceofthenewNote.

(e)                ExclusiveJurisdiction;GoverningLaw.Allquestionsconcerningtheconstruction,validity, enforcementandinterpretationofthisNoteshallbegovernedbyandconstruedandenforcedinaccordancewiththeinternallawsoftheStateofNewYork,withoutregardtotheprinciplesofconflictoflawsthereof.Eachparty agrees thatalllegalproceedings concerning the interpretation,enforcementanddefenseofthetransactionscontemplatedbyanyoftheTransactionDocuments(whetherbroughtagainstapartyheretooritsrespectiveAffiliates,directors,officers,shareholders, employeesoragents)shallonlybecommencedinthestateandfederalcourtssittinginNewYork,NewYork(the“NewYorkCourts”).EachpartyheretoherebyirrevocablysubmitstotheexclusivejurisdictionoftheNewYorkCourtsfortheadjudicationofanydisputehereunderorinconnectionherewithorwithanytransactioncontemplatedherebyordiscussedherein(includingwithrespecttotheenforcementofanyoftheTransactionDocuments),andherebyirrevocablywaives,andagreesnottoassertinanysuit,actionorproceeding,anyclaimthatitisnotpersonallysubjecttothejurisdictionofsuchNewYorkCourts,orsuchNewYorkCourtsareimproperorinconvenientvenueforsuchproceeding.Eachpartyherebyirrevocablywaivespersonalserviceofprocessandconsentstoprocessbeingservedinanysuchsuit,actionorproceedingbymailingacopythereofviaregisteredorcertifiedmailorovernightdelivery(withevidenceofdelivery)tosuchpartyattheaddressineffectfornoticestoitunderthisNoteandagreesthatsuchserviceshallconstitutegoodandsufficientserviceofprocessandnoticethereof.NothingcontainedhereinshallbedeemedtolimitinanywayanyrighttoserveprocessinanyothermannerpermittedbyapplicableLaw.Eachpartyheretoherebyirrevocablywaives,tothefullestextentpermittedbyapplicableLaw,anyandallrighttotrialbyjuryinanylegalproceedingarisingoutoforrelatingtothisNoteorthetransactionscontemplatedhereby.

(f)                 Waiver.AnywaiverbytheCompanyortheHolderofabreachofanyprovisionofthisNoteshallnotoperateasorbeconstruedtobeawaiverofanyotherbreachofsuchprovisionorofanybreach of anyotherprovisionofthis Note. ThefailureoftheCompanyorthe Holdertoinsist uponstrictadherencetoanytermofthisNoteononeormoreoccasionsshallnotbeconsideredawaiverordeprivethatpartyoftherightthereaftertoinsist uponstrict adherencetothat termoranyotherterm ofthis Noteonanyotheroccasion.AnywaiverbytheCompanyortheHoldermustbeinwriting.

(g)                Severability.IfanyprovisionofthisNoteisinvalid,illegalorunenforceable,thebalanceofthisNoteshallremainineffect,aslongastheessentialtermsandconditionsofthisNoteforeachpartyremainvalid,binding,andenforceable.IfitshallbefoundthatanyinterestorotheramountdeemedinterestduehereunderviolatestheapplicableLawgoverningusury,theapplicablerateofinterestduehereundershallautomaticallybeloweredtoequalthemaximumrateofinterestpermittedunderapplicableLaw.

(h)                Remedies,Characterizations,OtherObligations,BreachesandInjunctiveRelief.TheremediesprovidedinthisNoteshallbecumulativeandinadditiontoallotherremediesavailableunderthis Note and anyof the other TransactionDocumentsat Law or inequity(including adecree of specificperformanceand/orotherinjunctiverelief),andnothinghereinshalllimittheHolder’srighttopursueactualand consequentialdamages for any failure bythe Company to comply withtheterms ofthis Note.Amountssetforthorprovidedforhereinwithrespecttopayments,conversionandthelike(andthecomputationthereof)shallbetheamountstobereceivedbytheHolderandshallnot,exceptasexpresslyprovidedherein,besubjecttoanyotherobligationoftheCompany(ortheperformancethereof).The

CompanyacknowledgesthatabreachbyitofitsobligationshereunderwillcauseirreparableharmtotheHolderandthattheremedyatLawforanysuchbreachwouldbeinadequate.TheCompanythereforeagrees that, intheeventofany suchbreachorthreatened breach, theHolder shall beentitled, inadditiontoallotheravailableremedies,toaninjunctionrestraininganysuchbreachoranysuchthreatenedbreach,withoutthenecessityofshowingeconomiclossandwithoutanybondorothersecuritybeingrequired.TheCompanyshallprovideallinformationanddocumentationtotheHolderthatisreasonablyrequestedbytheHoldertoenabletheHoldertoconfirmtheCompany’scompliancewiththetermsandconditionsofthisNote.

(i)                 NextBusinessDay.WheneveranypaymentorotherobligationhereundershallbedueonadayotherthanaBusinessDay,suchpaymentshallbemadeonthenextsucceedingBusinessDay.

(SignaturePagesFollow)

INWITNESSWHEREOF,theCompanyhascausedthisNotetobedulyexecutedbyadulyauthorizedofficerasofthedatefirstaboveindicated.

MAXSOUNDCORPORATION.

By: Name:	JohnBlaisure

Title:CEO

ANNEXANOTICEOFCONVERSION

Theundersignedherebyelectstoconvertprincipalunderthe8%ConvertibleNotedueJanuary 5,2018issuedbyMaxSoundCorporation,aDelawarecorporation(the“Company”),intosharesofcommonstock(the“CommonStock”),oftheCompanyaccordingtotheconditionshereof,asofthedatewrittenbelow.IfsharesofCommonStockaretobeissuedinthenameofapersonotherthantheundersigned,theundersignedwillpayalltransfertaxespayablewithrespecttheretoandisdeliveringherewithsuchcertificatesandopinionsasreasonablyrequestedbytheCompanyinaccordancetherewith.Nofeewillbechargedtotheholderforanyconversion,exceptforsuchtransfertaxes,ifany.

BythedeliveryofthisNoticeofConversiontheundersignedrepresentsandwarrantstotheCompanythatitsownershipoftheCommonStockdoesnotexceedtheamountsspecifiedunderSection4ofthisNote,asdeterminedinaccordancewithSection13(d)oftheExchangeAct.

TheundersignedagreestocomplywiththeprospectusdeliveryrequirementsundertheapplicablesecuritieslawsinconnectionwithanytransferoftheaforesaidsharesofCommonStock.

Conversioncalculations:

DatetoEffectConversion:

PrincipalAmountofNotetobeConverted:PaymentofInterestinCommonStock yes no

If yes, $ of Interest Accrued on AccountofConversionatIssue.

NumberofsharesofCommonStocktobeissued:

Signature:Name:

DWACInstructions:

BrokerNo:

AccountNo:

Schedule1CONVERSION SCHEDULE

The8%Convertible Note dueonJanuary5,2018in the originalprincipalamountof$147,000areissuedbyMaxSoundCorporation.,aDelawarecorporation.ThisConversionSchedulereflectsconversionsmadeunderSection4oftheabovereferencedNote

Dated:

DateofConversion(orforfirstentry,OriginalIssueDate)	AmountofConvertedPrincipal	AggregatePrincipalAmountRemainingSubsequenttoConversion (ororiginalPrincipalAmount)	ApplicableConversionPrice	CompanyAttest